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                                                                     Exhibit 4.1

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
  6.08% SERIES C PREFERENCE SHARES                                                          6.08% SERIES C PREFERENCE SHARES
                                           [RENAISSANCERE HOLDINGS LTD. CORPORATE LOGO]

              RHP

                                                   RENAISSANCERE HOLDINGS LTD.

INCORPORATED IN THE ISLANDS OF BERMUDA    Authorized 10,000,000 6.08% Series C Preference             CINS G7498P 30 9
     UNDER THE COMPANIES ACT 1981            Shares having a par value of us$1.00 each
 THIS CERTIFICATE IS TRANSFERABLE IN
 RIDGEFIELD PARK, NJ OR NEW YORK, NY

THIS IS TO CERTIFY THAT

is the registered holder of

                     FULLY PAID AND NON-ASSESSABLE 6.08% SERIES C PREFERENCE SHARES OF PAR VALUE US$1.00 EACH OF
                                                  RENAISSANCERE HOLDINGS LTD.

                                       6.08% SERIES C PREFERENCE SHARES CERTIFICATE

                          SECRETARY                                     CHAIRMAN OF THE BOARD, PRESIDENT AND
                                                                                     CHIEF EXECUTIVE OFFICER
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                           RENAISSANCERE HOLDINGS LTD.

   The Company will furnish without charge, to each shareholder who so requests, a copy of the provisions setting forth the designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof which the Company is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request may be addressed to the Secretary of the Company or to the Transfer Agent named on the face hereof.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -as tenants in common        UNIF GIFT MIN ACT _____ Custodian ______
TEN ENT   -as tenants by the entities                    (Cust)          (Minor)
JT TEN    -as joint tenants with                   under Uniform Gifts to Minors
           right of survivorship and                     Act____________________
           not as tenants in common                              (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
         ______________________________
         ______________________________

   _____________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING SIP CODE, OF ASSIGNEE)

   _____________________________________________________________________________

   _____________________________________________________________________________

   ______________________________________________________________________ shares represented by the within certificate, and do hereby irrevocably constitute and appoint

   ____________________________________________________________________ Attorney

   to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

   Dated __________________

                              X ________________________________________________
                                         The signature to this assignment must
                                NOTICE   correspond with the name as written
                                         upon the face of the certificate in
                                         every particular, without alteration or
                                         enlargement, or any change whatsoever

   Signature(s) Guaranteed:

   ______________________________
   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
   ELIGIBLE GUARANTOR INSTITUTION (BANKS,
   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
   CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
   SIGNATURE GUARANTEE MEDALLION PROGRAM),
   PURSUANT TO S.E.C. RULE 17a3-15.